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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 8/31/14

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	August 31, 2014
Invesco Senior Income Trust
NYSE: VVR

2 Letters to Shareholders

3 Trust Performance

4 Dividend Reinvestment Plan

5 Schedule of Investments

22 Financial Statements

25 Notes to Financial Statements

33 Financial Highlights

35 Approval of Investment Advisory and Sub-Advisory Contracts

37 Proxy Results

Unless otherwise noted, all data provided by Invesco.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions, and we review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a list of its investments as of the close of the reporting period. I hope you find this report of interest.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go.

Also, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page.

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Senior Income Trust

Trust Performance

Performance summary

Cumulative total returns, 2/28/14 to 8/31/14

Trust at NAV	3.31%
Trust at Market Value	-1.00
Credit Suisse Leveraged Loan Index▼	2.02

Market Price Discount to NAV as of 8/31/14	-8.19

Source: ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value (NAV) and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

The Trust is not managed to track the performance of any particular index, including the index described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

3                         Invesco Senior Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

4                         Invesco Senior Income Trust

Schedule of Investments

August 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–130.85%(a)(b)
Aerospace & Defense–3.38%
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19	$1,870	$1,877,246
Second Lien Term Loan	8.25%	11/30/19	155	156,964
Consolidated Aerospace Manufacturing, LLC, Term Loan (Acquired 02/28/14; Cost $1,086,672)	5.00%	03/27/20	1,092	1,091,790
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18	2,744	2,759,208
Term Loan B-2	5.00%	11/02/18	1,068	1,074,251
Element Materials Technology Group US Holdings Inc., Term Loan B (Acquired 08/06/14; Cost $758,401)	5.25%	08/08/21	762	764,094
IAP Worldwide Services,
Revolver Loan(c)	—	07/18/18	1,255	1,261,079
Second Lien Term Loan	9.25%	07/18/19	1,483	1,334,776
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19	156	156,160
First Lien Term Loan	4.75%	10/25/19	3,938	3,934,351
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	2,837	2,842,580
Sequa Corp., Term Loan	5.25%	06/19/17	3,558	3,493,923
Transdigm Inc.,
Term Loan C	3.75%	02/28/20	8,714	8,675,913
Term Loan D	3.75%	06/04/21	2,501	2,489,131
				31,911,466

Air Transport–1.05%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16	7,316	7,150,965
Revolver Loan(d)	0.00%	10/18/17	1,076	1,048,923
United Continental Holdings, Inc., Term Loan B-1(c)	—	09/15/21	1,700	1,700,432
				9,900,320

Automotive–7.23%
Affinia Group Inc., Term Loan B-2	4.75%	04/25/20	2,141	2,154,440
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18	2,811	2,821,117
August U.S. Holding Co., Inc.,
First Lien Term Loan B-2 (Acquired 05/03/12-06/06/14; Cost $773,280)	5.00%	04/27/18	782	788,721
First Lien Term Loan B-2 (Acquired 05/03/12-06/06/14; Cost $1,323,013)	5.00%	04/27/18	1,336	1,347,423
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17	2,710	2,716,999
BBB Industries, LLC, Term Loan	5.50%	03/27/19	2,864	2,869,796
Dexter Axle Co., Term Loan	4.50%	02/28/20	1,745	1,733,062
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21	18,451	18,441,052
Gates Global, LLC, Term Loan	4.25%	07/05/21	5,391	5,360,351
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	3,088	3,104,231
Henniges Automotive Holdings, Inc., Term Loan	6.00%	06/12/21	1,143	1,157,229
KAR Auction Services, Inc., Term Loan B-2	3.50%	03/11/21	848	844,532
Key Safety Systems, Inc.,
Term Loan(c)	—	08/29/21	1,561	1,567,849
Term Loan	4.75%	05/10/18	2,256	2,244,902
Metaldyne, LLC, Term Loan	4.25%	12/18/18	2,775	2,778,587
Schaeffler AG (Germany), Term Loan E	3.75%	05/15/20	3,211	3,210,144
TI Group Automotive Systems, LLC, Term Loan	4.25%	07/02/21	6,498	6,497,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	$3,907	$3,887,420
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18	3,701	3,700,908
Second Lien Term Loan	10.00%	10/09/19	1,117	1,089,507
				68,315,807

Beverage & Tobacco–0.34%
DS Services of America, Inc., Term Loan B	5.25%	08/30/20	1,587	1,596,662
Winebow Holdings, Inc.,
First Lien Term Loan	4.75%	07/01/21	907	908,533
Second Lien Term Loan (Acquired 06/27/14; Cost $722,159)	8.50%	12/31/21	728	729,322
				3,234,517

Building & Development–2.77%
ABC Supply Co., Inc., Term Loan B(c)	—	04/16/20	2,500	2,480,725
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20	2,848	2,890,585
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 07/17/12; Cost $16,242)(d)	0.00%	02/28/17	16	4,913
PIK Exit Revolver Loan (Acquired 07/19/10-12/31/13; Cost $213,438)(e)	5.00%	02/28/17	213	64,565
Quikrete Holdings, Inc.,
First Lien Term Loan	4.00%	09/28/20	5,370	5,348,827
Second Lien Term Loan	7.00%	03/26/21	1,062	1,077,144
Re/Max International, Inc., Term Loan	4.00%	07/31/20	1,993	1,992,579
Realogy Corp.,
Revolver Loan(c)	—	03/05/18	2,886	2,597,703
Synthetic LOC	4.41%	10/10/16	14	13,705
Term Loan B	3.75%	03/05/20	7,981	7,958,775
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/14; Cost $82,032)(e)	8.00%	03/07/16	82	82,000
PIK Term Loan B (Acquired 03/07/14; Cost $0)(e)	6.50%	02/28/19	600	0
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17	1,701	1,707,257
				26,218,778

Business Equipment & Services–14.77%
Accelya International S.A. (Luxembourg),
Term Loan A-1 (Acquired 03/06/14; Cost $1,410,561)	5.08%	03/06/20	1,418	1,408,789
Term Loan A-2 (Acquired 03/06/14; Cost $487,503)	5.08%	03/06/20	490	486,890
Acosta, Inc., Term Loan(c)	—	08/15/21	4,000	4,025,589
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/19	8,922	8,964,314
Incremental Term Loan B-2	4.25%	07/08/20	12,989	12,975,108
Second Lien Term Loan	8.50%	03/03/21	15,503	16,049,314
AVSC Holding Corp., First Lien Term Loan	4.50%	01/25/21	1,482	1,483,617
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20	3,868	3,811,822
Second Lien Term Loan	7.50%	12/17/21	665	669,075
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	278	278,493
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	2,434	2,460,337
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/22	2,067	2,043,587
Term Loan B	4.50%	04/09/21	3,487	3,437,674
Connolly, LLC,
First Lien Term Loan	5.00%	05/14/21	3,295	3,319,621
Second Lien Term Loan	8.00%	05/14/22	2,051	2,069,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	$2,430	$2,412,452
Second Lien Term Loan	8.75%	12/21/20	731	726,906
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	5,862	5,874,133
First Data Corp.,
Term Loan	3.66%	03/23/18	18,697	18,545,580
Term Loan	4.16%	03/24/21	2,709	2,707,747
Term Loan B	3.66%	09/24/18	2,233	2,217,158
Genesys Telecom Holdings, U.S., Inc., Term Loan 2	4.50%	11/13/20	2,209	2,212,725
Hillman Group, Inc., Term Loan	4.50%	06/30/21	1,105	1,107,846
Information Resources, Inc., Term Loan	4.75%	09/30/20	2,448	2,453,120
Inmar, Inc.,
Second Lien Term Loan	8.00%	01/27/22	173	171,944
Term Loan	4.25%	01/27/21	1,389	1,371,809
Karman Buyer Corp.,
Delayed Draw Term Loan(c)	—	07/25/21	149	147,849
Second Lien Term Loan	7.50%	07/25/22	2,223	2,232,551
Term Loan	4.25%	07/25/21	4,472	4,435,464
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19	7,903	7,925,120
Second Lien Term Loan	9.75%	04/30/20	1,274	1,316,374
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21	3,061	3,074,096
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/17	774	775,556
Servicemaster Co. (The), Term Loan	4.25%	07/01/21	3,263	3,243,957
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18	2,019	2,031,584
Second Lien Term Loan	8.75%	04/30/19	311	312,762
SunGard Data Systems Inc., Term Loan C	3.91%	02/28/17	200	200,217
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	2,154	2,159,044
Second Lien Term Loan (Acquired 02/19/13-02/27/14; Cost $207,017)	9.00%	08/14/20	209	208,366
Trans Union LLC,
Revolver Loan(c)	—	04/09/19	958	948,069
Term Loan	4.00%	04/09/21	6,148	6,134,201
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19	1,173	1,172,363
				139,602,608

Cable & Satellite Television–3.88%
Charter Communications Operating LLC, Term Loan G(c)	—	09/12/21	6,397	6,446,270
Ion Media Networks, Inc., Term Loan	5.00%	12/18/20	5,982	6,015,167
MCC Iowa, Term Loan J	3.75%	06/30/21	1,482	1,477,656
Mediacom Illinois LLC,
Term Loan E	3.13%	10/23/17	1,520	1,517,056
Term Loan G	3.75%	06/30/21	1,177	1,169,987
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/07/20	3,862	3,816,302
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19	4,253	4,272,580
Ziggo B.V. (Netherlands),
Term Loan B-1	3.25%	01/15/22	4,511	4,432,340
Term Loan B-2(d)	0.00%	01/15/22	281	276,560
Term Loan B-2	3.25%	01/15/22	2,626	2,579,723
Term Loan B-3(c)	—	01/15/22	4,781	4,697,566
				36,701,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–6.55%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20	$59	$60,574
Term Loan B-1	4.50%	10/03/19	634	635,431
Term Loan B-2	4.50%	10/03/19	329	329,694
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20	7,121	7,125,165
Second Lien Term Loan	8.25%	11/30/20	960	972,346
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	5,133	5,074,949
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/19	1,303	1,300,477
Second Lien Term Loan	8.25%	06/02/20	489	488,888
Colouroz Investment LLC (Germany),
Second Lien Term Loan B-2(c)	—	09/05/22	1,800	1,807,281
Term Loan B-2(c)	—	09/05/21	3,291	3,292,662
Term Loan C(c)	—	09/05/21	544	544,315
Ferro Corp., Term Loan (Acquired 07/30/14; Cost $685,657)	4.00%	07/31/21	689	689,092
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	1,661	1,653,718
Huntsman International LLC, Incremental Term Loan 1	3.75%	08/12/21	11,416	11,397,092
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18	2,352	2,341,345
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20	1,006	1,009,876
MacDermid, Inc., First Lien Term Loan B	4.00%	06/07/20	2,313	2,308,348
Momentive Performance Materials USA Inc., DIP Term Loan	4.00%	04/15/15	465	465,764
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/18	1,909	1,913,586
Otter Products, LLC, Term Loan B	5.75%	06/03/20	3,528	3,514,536
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	3,165	3,162,713
Second Lien Term Loan	8.25%	07/15/20	1,440	1,450,268
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/22	369	370,764
Term Loan	4.75%	06/16/21	764	763,863
PQ Corp., Term Loan	4.00%	08/07/17	997	997,992
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,090	1,081,905
Univar Inc., Term Loan B	5.00%	06/30/17	4,328	4,340,861
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20	594	594,689
Term Loan	4.50%	06/07/20	927	925,812
Term Loan	4.50%	06/07/20	1,275	1,273,188
				61,887,194

Clothing & Textiles–0.27%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan (Acquired 05/22/14; Cost $1,742,502)	5.50%	05/27/21	1,759	1,761,664
Second Lien Term Loan (Acquired 05/22/14; Cost $829,582)	9.00%	05/27/22	838	836,702
				2,598,366

Conglomerates–0.74%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/30/20	1,186	1,186,221
Term Loan B-2	4.25%	08/30/20	118	117,617
Term Loan B-3	4.25%	08/30/20	357	357,093
Epiq Systems, Inc., Term Loan	4.25%	08/27/20	2,707	2,710,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Conglomerates–(continued)
Polymer Group, Inc.,
Delayed Draw Incremental Term Loan 1(c)	—	12/19/19	$194	$193,784
Term Loan	5.25%	12/19/19	2,435	2,451,631
				7,016,530

Containers & Glass Products–2.44%
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19	2,541	2,545,774
Second Lien Term Loan	8.75%	04/02/20	934	952,241
Berry Plastics Group, Inc., Term Loan E	3.75%	01/06/21	3,514	3,473,909
BWAY Holding Co., Term Loan(c)	—	08/14/20	4,711	4,744,801
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,308	1,309,810
Devix US, Inc.,
First Lien Term Loan B	4.25%	04/30/21	976	978,716
Second Lien Term Loan	8.00%	05/02/22	651	653,634
Exopack Holdings S.A., Term Loan	5.25%	05/08/19	1,577	1,591,982
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/20	1,941	1,941,702
Second Lien Term Loan	10.00%	05/09/21	410	412,339
IBC Capital US LLC,
Second Lien Term Loan(c)	—	01/01/22	716	717,510
Term Loan(c)	—	01/01/21	2,551	2,549,063
Libbey Glass, Inc., Term Loan	3.75%	04/09/21	12	11,715
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19	538	538,280
Second Lien Term Loan	8.50%	04/23/20	635	647,871
				23,069,347

Cosmetics & Toiletries–0.63%
Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 09/25/06-02/06/13; Cost $5,267,974)	7.00%	02/19/15	1,691	1,682,934
Prestige Brands, Inc., Term Loan B-2(c)	—	09/03/21	2,469	2,486,070
Vogue International LLC, Term Loan B	5.25%	02/14/20	1,764	1,770,636
				5,939,640

Drugs–2.86%
BPA Laboratories,
First Lien Term Loan	2.73%	07/03/17	1,916	1,743,645
Second Lien Term Loan	2.73%	07/03/17	1,666	1,374,485
Catalent Pharma Solutions, Inc., Term Loan	4.50%	05/20/21	4,453	4,468,931
Grifols Worldwide Operations USA, Inc., Term Loan B	3.16%	02/27/21	6,450	6,414,511
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21	11,414	11,453,346
Valeant Pharmaceuticals International, Inc. (Canada), Series E-1, Term Loan B	3.75%	08/05/20	1,591	1,589,097
				27,044,015

Electronics & Electrical–8.24%
4L Technologies Inc., Term Loan	5.50%	05/08/20	5,304	5,323,626
Blackboard Inc., Term Loan B-3	4.75%	10/04/18	8,129	8,138,119
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20	1,723	1,720,764
DEI Sales, Inc., Term Loan	5.75%	07/13/17	2,439	2,351,951
Dell International LLC, Term Loan C	3.75%	10/29/18	7,394	7,383,950
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18	4,030	4,028,077
Fidji Luxembourg BC4 S.a.r.l. (Luxembourg), Term Loan	6.25%	12/24/20	2,065	2,079,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics & Electrical–(continued)
Freescale Semiconductor, Inc.,
Term Loan B-4	4.25%	02/28/20	$11,960	$11,936,693
Term Loan B-5	5.00%	01/15/21	3,355	3,373,300
Infor (US), Inc.,
Term Loan B-3	3.75%	06/03/20	1,163	1,154,431
Term Loan B-5	3.75%	06/03/20	176	174,602
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18	3,878	3,888,001
MSC Software Corp.,
First Lien Term Loan	5.00%	05/29/20	847	846,659
Second Lien Term Loan	8.50%	05/29/21	419	419,398
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/19	1,117	1,120,432
Omnitracs, Inc., Term Loan	4.75%	11/25/20	1,471	1,473,681
Peak 10, Inc.,
First Lien Term Loan	5.00%	06/17/21	622	625,627
Second Lien Term Loan (Acquired 06/10/14; Cost $365,325)	8.25%	06/17/22	369	369,842
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/18	9,418	9,296,087
Second Lien Term Loan	11.25%	12/21/19	763	736,605
Ship Luxco 3 S.a.r.l. (Luxembourg),
Term Loan	4.50%	11/29/19	986	988,044
Term Loan B-2A-II	5.25%	11/30/19	963	971,007
Term Loan C-2	4.75%	11/30/19	1,872	1,880,777
Skillsoft Corp.,
Second Lien Term Loan	7.75%	04/28/22	1,369	1,344,264
Term Loan	4.50%	04/28/21	4,544	4,475,998
Sybil Software LLC, Term Loan	4.75%	03/20/20	1,805	1,809,702
				77,911,415

Financial Intermediaries–4.21%
Intertrust Group B.V. (Netherlands),
Second Lien Term Loan 2	8.00%	04/16/22	1,655	1,658,557
Term Loan B-5	4.48%	04/16/21	1,267	1,266,720
iPayment Inc., Term Loan	6.75%	05/08/17	3,805	3,779,742
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	6,976	6,879,130
Nuveen Investments, Inc., First Lien Term Loan B	4.16%	05/13/17	16,252	16,243,005
RJO Holdings Corp.,
Term Loan	6.91%	12/10/15	3,380	3,287,504
Term Loan	11.00%	12/10/15	74	72,606
SAM Finance Lux S.a.r.l. (Luxembourg), Term Loan	4.25%	12/17/20	2,716	2,720,702
TMFS Holdings, LLC, Term Loan	5.50%	07/30/21	413	413,682
TransFirst Holdings, Inc.,
First Lien Term Loan B-2	4.25%	12/27/17	1,074	1,072,448
Second Lien Term Loan B-1	8.00%	06/27/18	2,358	2,369,993
				39,764,089

Food & Drug Retailers–1.22%
Albertson’s LLC, Term Loan B-4(c)	—	08/25/21	7,388	7,417,359
Rite Aid Corp., Second Lien Term Loan 1	5.75%	08/21/20	1,716	1,739,887
SuperValu Inc., Term Loan	4.50%	03/21/19	2,369	2,356,956
				11,514,202

Food Products–5.99%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	6,791	6,831,306
Second Lien Term Loan	9.50%	10/10/17	728	712,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–(continued)
Big Heart Pet Brands, Term Loan	3.50%	03/09/20	$5,102	$5,027,644
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	3,000	2,936,278
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/20	5,877	5,864,015
Second Lien Term Loan(c)	—	07/03/21	1,506	1,487,235
Del Monte Foods, Inc.,
First Lien Term Loan	4.26%	02/18/21	4,031	3,995,108
Second Lien Term Loan	8.25%	08/18/21	2,067	1,989,663
Diamond Foods, Inc., Term Loan	4.25%	08/20/18	717	713,416
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18	4,956	4,949,521
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18	7,110	7,050,940
Hearthside Group Holdings, LLC,
Revolver Loan(c)	—	06/02/19	1,374	1,367,435
Term Loan	4.50%	06/02/21	2,272	2,279,192
JBS USA, LLC,
Incremental Term Loan	3.75%	09/18/20	702	695,362
Term Loan	3.75%	05/25/18	2,906	2,887,387
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	1,351	1,392,545
Oak Tea, Inc., Term Loan B(c)	—	07/23/21	4,302	4,220,966
Shearer’s Foods, LLC,
First Lien Term Loan	4.50%	06/30/21	2,008	2,008,607
Second Lien Term Loan	7.75%	06/30/22	214	213,125
				56,622,182

Food Service–3.02%
Aramark Corp., Term Loan F	3.25%	02/24/21	900	891,883
ARG IH Corp., Term Loan	5.00%	11/15/20	806	809,048
CEC Entertainment, Inc., Term Loan B	4.25%	02/12/21	1,541	1,529,165
Portillo’s Holdings, LLC,
First Lien Term Loan B(c)	—	08/02/21	1,247	1,246,580
Second Lien Term Loan(c)	—	08/01/22	286	286,938
Red Lobster Management, LLC, Term Loan	6.25%	07/28/21	1,722	1,732,440
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/19	1,798	1,654,250
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20	1,021	1,009,466
Steak n Shake Operations, Inc., Term Loan	4.75%	03/19/21	1,299	1,301,915
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19	11,266	11,263,026
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20	8,591	6,787,136
				28,511,847

Forest Products–0.40%
NewPage Corp., Term Loan B	9.50%	02/11/21	2,423	2,443,105
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19	1,368	1,378,265
				3,821,370

Health Care–10.38%
Accellent Inc.,
Second Lien Term Loan	7.50%	03/12/22	1,107	1,085,888
Term Loan	4.50%	03/12/21	6,040	5,984,875
Alere Inc., Term Loan B	4.25%	06/30/17	4,263	4,257,295
ATI Holdings, Inc., Term Loan	5.00%	12/20/19	1,163	1,167,960
Biomet, Inc., Term Loan B-2	3.66%	07/25/17	10,329	10,326,287
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19	3,039	3,049,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–(continued)
Community Health Systems, Inc.,
Term Loan D	4.25%	01/27/21	$6,901	$6,928,482
Term Loan E	3.48%	01/25/17	328	328,150
DJO Finance LLC, Term Loan B	4.25%	09/15/17	5,958	5,965,472
Drumm Investors LLC, Term Loan	6.75%	05/04/18	823	828,196
Kindred Healthcare, Inc., Term Loan	4.00%	04/09/21	6,823	6,773,728
Kinetic Concepts, Inc., Term Loan E-1	4.00%	05/04/18	17,321	17,280,501
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21	1,192	1,207,151
MPH Acquisition Holdings LLC, Term Loan	4.00%	03/31/21	6,783	6,755,230
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/21	4,165	4,173,276
Surgery Center Holdings, Inc.,
Second Lien Term Loan(c)	—	01/01/21	2,151	2,132,425
Term Loan(c)	—	01/01/20	1,561	1,562,625
Surgical Care Affiliates, LLC,
Revolver Loan B(d)	0.00%	06/30/16	3,000	2,979,150
Term Loan B	4.23%	12/29/17	5,970	5,977,930
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19	2,732	2,766,520
Term Loan	4.75%	05/02/18	3,973	3,983,865
Western Dental Services, Inc., Term Loan	6.00%	11/01/18	2,623	2,634,667
				98,149,624

Home Furnishings–0.41%
Britax Group Ltd., Term Loan	4.50%	10/15/20	472	403,147
Mattress Holding Corp., Term Loan B-2	3.66%	01/18/16	485	484,763
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19	2,952	2,955,263
				3,843,173

Industrial Equipment–3.33%
Accudyne Industries LLC, Term Loan	4.00%	12/13/19	2,972	2,965,890
Alliance Laundry Systems LLC,
First Lien Term Loan	4.25%	12/10/18	369	370,543
Second Lien Term Loan	9.50%	12/10/19	679	686,297
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	1,000	986,525
Capital Safety North America Holdings Inc., First Lien Term Loan	3.75%	03/29/21	1,750	1,738,704
Carros US LLC, Term Loan(c)	—	06/18/21	933	932,612
Crosby US Acquisition Corp.,
First Lien Term Loan	3.75%	11/23/20	1,587	1,583,513
Second Lien Term Loan	7.00%	11/22/21	960	967,524
Doncasters US Finance LLC, Term Loan B	4.50%	04/09/20	3,156	3,159,028
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/21	3,645	3,658,194
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/20/20	1,471	1,476,833
Second Lien Term Loan	8.25%	11/22/21	492	498,324
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	1,496	1,496,493
Grede Holdings LLC, Term Loan	4.75%	06/02/21	2,822	2,824,315
Husky Injection Molding Systems Ltd. (Canada), Second Lien Term Loan	7.25%	06/30/22	363	364,880
MX Holdings US, Inc., Term Loan B-1	4.25%	08/14/20	2,312	2,321,028
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	1,879	1,894,123
Penn Engineering & Manufacturing Corp., Term Loan B(c)	—	08/29/21	756	757,087
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/20	1,496	1,489,588
Unifrax Holding Co., Term Loan	4.25%	11/28/18	245	244,146
Virtuoso US LLC, Term Loan	4.75%	02/11/21	1,098	1,099,967
				31,515,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Insurance–0.44%
Applied Systems, Inc.,
Second Lien Term Loan	7.50%	01/23/22	$695	$702,018
Term Loan	4.25%	01/23/21	583	582,491
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	1,886	1,768,545
Second Lien Term Loan	8.25%	10/16/20	1,270	1,149,654
				4,202,708

Leisure Goods, Activities & Movies–4.72%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan(c)	—	07/29/22	5,678	5,739,255
Term Loan B-3	4.75%	07/30/21	17,123	17,083,650
CWGS Group, LLC, Term Loan	5.75%	02/20/20	6,453	6,509,808
Dave & Buster’s, Inc., Term Loan	4.50%	07/25/20	688	687,647
Dorna Sports, S.L. (Spain), Term Loan B	4.33%	04/30/21	1,204	1,215,542
Equinox Holdings Inc.,
First Lien Term Loan	4.25%	01/31/20	407	406,164
Revolver Loan (Acquired 04/14/14-07/21/14; Cost $779,183)(d)	0.00%	02/01/18	779	722,693
Revolver Loan (Acquired 07/24/14; Cost $194,796)	6.25%	02/01/18	195	180,673
Fitness International, LLC, Term Loan B	5.50%	07/01/20	2,593	2,589,328
Merlin Entertainments Group Luxembourg 2 S.a.r.l. (Luxembourg), Term Loan B-1	3.37%	06/28/19	3,237	3,238,092
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20	751	754,682
Outerstuff, LLC, Term Loan	5.00%	07/28/21	618	615,166
Performance Sports Group Ltd. (Canada), Term Loan	4.00%	04/15/21	981	979,752
Sabre Inc., Term Loan B	4.00%	02/19/19	3,729	3,718,537
World Triathlon Corp., Term Loan (Acquired 06/24/14; Cost $202,980)	5.25%	06/26/21	204	204,316
				44,645,305

Lodging & Casinos–4.16%
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21	3,226	3,210,173
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21	3,122	3,061,135
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	2,439	2,448,112
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19	1,874	1,895,455
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan (Acquired 06/24/13; Cost $1,298,940)	6.25%	12/27/20	1,310	1,318,230
Harrah’s Operating Co., Inc.,
Term Loan B-4	9.50%	10/31/16	295	291,651
Term Loan B-6	6.95%	03/01/17	3,759	3,532,526
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21	5,542	5,544,012
Scientific Games International, Inc., Term Loan	4.25%	10/18/20	13,248	13,102,108
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20	2,925	2,936,190
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	1,840	1,739,156
Second Lien Term Loan	8.75%	08/20/20	263	239,035
				39,317,783

Nonferrous Metals & Minerals–1.57%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	2,935	2,789,475
Arch Coal, Inc., Term Loan	6.25%	05/16/18	3,384	3,298,670
EP Minerals, LLC, Term Loan(c)	—	08/20/20	454	458,540
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,513	3,438,177
Walter Energy, Inc., Term Loan B	7.25%	04/02/18	5,127	4,887,434
				14,872,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas–8.64%
American Energy–Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/20	$1,881	$1,888,750
Second Lien Term Loan	8.50%	08/04/21	504	508,801
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	29	29,101
Atlas Energy, L.P., Term Loan	6.50%	07/31/19	1,340	1,356,465
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20	3,279	3,297,221
CITGO Petroleum Corp., Term Loan B	4.50%	07/29/21	1,280	1,287,002
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	1,974	2,012,174
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	10,347	10,407,032
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/21	3,818	3,840,689
EMG Utica, LLC, Term Loan	4.75%	03/27/20	1,458	1,461,985
Expro US Finco LLC, Term Loan(c)	—	09/02/21	2,800	2,811,503
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/20	4,126	4,229,405
Term Loan	3.88%	10/01/18	2,404	2,400,615
Floatel International Ltd., Term Loan	6.00%	06/27/20	2,634	2,647,596
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $604,542)	4.50%	05/02/16	605	610,588
HGIM Corp., Term Loan B	5.50%	06/18/20	4,009	4,014,076
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21	1,903	1,912,686
McDermott International, Inc., Term Loan	5.25%	04/16/19	1,437	1,452,360
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	2,636	2,642,587
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	895	902,091
Osum Production Corp. (Canada), Term Loan	6.50%	07/31/20	1,087	1,084,015
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/16/21	1,285	1,271,690
Petroleum GEO-Services ASA, Term Loan	3.25%	03/15/21	2,249	2,203,151
Samson Investment Co., Second Lien Term Loan 1	5.00%	09/25/18	4,368	4,332,561
Seadrill Operating L.P., Term Loan	4.00%	02/21/21	12,770	12,583,659
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21	647	648,019
Southcross Energy Partners, L.P., Term Loan(c)	—	08/04/21	957	964,869
Tallgrass Operations, LLC, Term Loan	4.25%	11/13/18	4,148	4,162,638
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,234	3,246,915
Utex Industries, Inc.,
First Lien Term Loan	5.00%	05/21/21	1,041	1,043,897
Second Lien Term Loan	8.25%	05/20/22	410	418,493
				81,672,634

Publishing–4.83%
Chesapeake US Holdings Inc.,
Term Loan A	4.25%	09/30/20	912	911,904
Term Loan B	4.25%	09/30/20	1,963	1,961,812
Cygnus Business Media, Inc., Term Loan (Acquired 07/19/04; Cost $2,567,647)(f)	8.25%	12/31/15	2,568	1,797,353
Getty Images, Inc.,
Revolver Loan(c)	—	10/18/17	862	758,294
Revolver Loan(d)	0.00%	10/18/17	2,017	1,775,278
Term Loan	4.75%	10/18/19	2,226	2,111,148
Harland Clarke Holdings Corp.,
Term Loan B-2	5.48%	06/30/17	409	410,440
Term Loan B-4	6.00%	08/04/19	807	817,840
Interactive Data Corp., Term Loan	4.75%	05/02/21	6,061	6,088,412
MC Communications, LLC, Term Loan(g)	0.00%	03/31/15	1,589	111,251
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	3,797	3,730,221
Merrill Communications LLC, Term Loan	5.75%	03/08/18	5,672	5,742,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Publishing–(continued)
Newsday, LLC, Term Loan	3.66%	10/12/16	$1,824	$1,829,208
ProQuest LLC, Term Loan	6.00%	04/13/18	2,649	2,660,071
Southern Graphics Inc., Term Loan	4.25%	10/17/19	3,186	3,186,502
Tribune Co., Term Loan	4.00%	12/27/20	11,753	11,757,412
				45,649,781

Radio & Television–2.88%
Clear Channel Communications, Inc.,
Term Loan B	3.81%	01/29/16	344	342,953
Term Loan D	6.91%	01/30/19	16,384	16,182,717
Term Loan E	7.66%	07/31/19	2,831	2,828,582
Gray Television, Inc., Term Loan	3.75%	06/13/21	368	366,820
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20	168	170,679
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20	4,267	4,222,711
Term Loan	3.50%	02/13/17	3,174	3,142,361
				27,256,823

Retailers (except Food & Drug)–7.28%
David’s Bridal, Inc.,
Asset-Based Revolver Loan(d)	0.00%	10/11/17	1,995	1,855,214
Term Loan	5.00%	10/11/19	2,362	2,319,426
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19	1,231	1,233,622
Lands’ End, Inc., Term Loan B	4.25%	04/02/21	2,318	2,303,782
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21	737	732,815
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/21	4,550	4,574,051
Michaels Stores, Inc., Incremental Term Loan	4.00%	01/28/20	3,709	3,695,241
National Vision, Inc., First Lien Term Loan	4.00%	03/13/21	1,933	1,905,102
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19	1,791	1,797,780
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21	1,945	1,945,272
Payless Inc.,
Second Lien Term Loan	8.50%	03/11/22	1,136	1,129,855
Term Loan	5.00%	03/11/21	3,564	3,557,278
Pep Boys–Manny, Moe & Jack, Term Loan	4.25%	10/11/18	2,031	2,027,397
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21	974	973,145
Savers Inc., Term Loan	5.00%	07/09/19	5,340	5,354,576
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18	13,247	13,268,230
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	9,443	9,387,492
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19	6,894	6,639,503
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,678	1,576,612
Term Loan B-2	5.25%	05/25/18	513	434,907
Term Loan B-3	5.25%	05/25/18	158	133,781
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,086	1,984,287
				68,829,368

Steel–0.78%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	921	921,461
JMC Steel Group Inc., Term Loan	4.75%	04/01/17	1,493	1,491,602
TMS International Corp., Term Loan B	4.50%	10/16/20	1,849	1,850,642
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17	3,155	3,156,558
				7,420,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Surface Transport–1.50%
Kenan Advantage Group, Inc., Term Loan	3.75%	06/11/16	$762	$762,408
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	4,933	4,997,290
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/21	4,275	4,266,967
Swift Transportation Co., LLC, Term Loan B	3.75%	06/09/21	938	938,856
U.S. Shipping Corp., Term Loan B-1(c)	—	04/30/18	2,178	2,202,945
Vouvray US Finance LLC,
Second Lien Term Loan	8.50%	12/27/21	516	516,753
Term Loan	5.00%	06/27/21	453	454,332
				14,139,551

Telecommunications–7.27%
Avaya Inc.,
Term Loan B-3	4.66%	10/26/17	13,298	12,929,634
Term Loan B-6	6.50%	03/31/18	2,358	2,369,436
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20	10,143	10,176,239
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	6,322	6,459,904
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19	1,918	1,928,507
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	4,355	4,343,102
Term Loan B-III	4.00%	08/01/19	4,217	4,206,157
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21	80	81,152
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21	3,008	2,987,486
NTELOS Inc., Term Loan B	5.75%	11/09/19	6,246	6,273,163
SBA Senior Finance II LLC, Incremental Term Loan B-1-A(c)	—	03/24/21	750	744,026
Syniverse Holdings, Inc., Term Loan(c)	—	04/23/19	1,750	1,735,055
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17	3,154	3,162,371
XO Communications, LLC, Term Loan	4.25%	03/20/21	1,201	1,199,636
Yankee Cable Acquisition, LLC, Term Loan	4.50%	03/01/20	6,454	6,471,700
Zayo Group, LLC, Term Loan	4.00%	07/02/19	3,643	3,635,823
				68,703,391

Utilities–2.67%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22	3,448	3,396,891
Dynegy Inc., Term Loan B-2	4.00%	04/23/20	2,547	2,548,128
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.25%	06/19/16	2,000	2,006,750
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18	513	513,400
First Lien Term Loan C	4.25%	12/31/19	2,931	2,933,468
Texas Competitive Electric Holdings Co. LLC,
PIK Term Loan(e)(h)	4.65%	10/10/14	6,288	4,884,452
PIK Term Loan(e)(h)	4.65%	10/10/17	10,613	8,246,725
USIC Holdings, Inc., First Lien Term Loan	4.00%	07/10/20	676	672,168
				25,201,982
Total Variable Rate Senior Loan Interests				1,237,005,196

Bonds & Notes–8.52%
Aerospace & Defense–0.07%
LMI Aerospace, Inc.(i)	7.38%	07/15/19	703	716,181

Air Transport–0.12%
Continental Micronesia, Inc.(i)	6.75%	09/15/15	1,110	1,112,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–0.26%
ADT Corp.	6.25%	10/15/21	$1,428	$1,517,250
First Data Corp.(i)	6.75%	11/01/20	851	923,335
				2,440,585

Cable & Satellite Television–0.84%
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.63%	07/01/20	1,116	1,191,296
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.88%	01/15/22	263	287,985
UPC Broadband Holdings, B.V. (Netherlands)(i)	7.25%	11/15/21	5,862	6,448,200
				7,927,481

Chemicals & Plastics–1.11%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	8,958	9,473,085
Ineos Holdings Ltd.(i)	7.50%	05/01/20	234	253,890
Ineos Holdings Ltd.(i)	8.38%	02/15/19	367	398,654
Taminco Global Chemical Corp.(i)	9.75%	03/31/20	337	373,227
				10,498,856

Containers & Glass Products–1.31%
Ardagh Glass Finance PLC(i)	6.25%	01/31/19	921	939,420
Ardagh Glass Finance PLC(i)	7.00%	11/15/20	192	196,800
Reynolds Group Holdings Inc.	5.75%	10/15/20	4,998	5,241,652
Reynolds Group Holdings Inc.	7.88%	08/15/19	2,274	2,464,448
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,528,850
				12,371,170

Electronics & Electrical–0.27%
Blackboard Inc.(i)	7.75%	11/15/19	2,486	2,554,365

Food Products–0.05%
Chiquita Brands LLC	7.88%	02/01/21	476	524,195

Forest Products–0.32%
Verso Paper Holdings LLC	11.75%	01/15/19	2,868	3,025,740

Health Care–0.79%
Biomet, Inc.	6.50%	08/01/20	704	760,320
Community Health Systems, Inc.(i)	6.88%	02/01/22	548	586,360
DJO Finance LLC	8.75%	03/15/18	2,058	2,196,915
DJO Finance LLC	9.75%	10/15/17	1,873	1,961,968
Kinetic Concepts, Inc.	10.50%	11/01/18	1,728	1,941,840
				7,447,403

Lodging & Casinos–0.07%
Harrah’s Operating Co., Inc.	9.00%	02/15/20	785	635,850

Nonferrous Metals & Minerals–0.28%
TiZir Ltd. (United Kingdom)(i)	9.00%	09/28/17	2,600	2,613,000

Oil & Gas–0.55%
Pacific Drilling S.A. (Luxembourg)(i)	5.38%	06/01/20	2,587	2,535,260
Seventy Seven Operating LLC(i)	6.50%	07/15/22	111	114,885
Tervita Corp. (Canada)(i)	8.00%	11/15/18	2,263	2,365,514
Western Refining, Inc.	6.25%	04/01/21	201	210,045
				5,225,704

Publishing–0.32%
Merrill Communications LLC(i)	10.00%	03/08/23	3,461	3,045,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Radio & Television–0.09%
Sinclair Television Group, Inc.	6.38%	11/01/21	$777	$831,390

Retailers (except Food & Drug)–0.63%
Claire’s Stores Inc.(i)	6.13%	03/15/20	1,173	1,120,215
Claire’s Stores Inc.(i)	9.00%	03/15/19	1,627	1,700,215
Guitar Center, Inc.(i)	6.50%	04/15/19	2,437	2,327,335
Targus Group International, Inc. (Acquired 12/16/09-12/14/11; Cost 2,327,543)(i)	10.00%	06/14/19	821	821,026
				5,968,791

Telecommunications–1.15%
Avaya Inc.(i)	7.00%	04/01/19	1,515	1,514,800
Goodman Networks Inc.	12.13%	07/01/18	5,089	5,553,371
Wind Telecomunicazioni S.p.A. (Italy)(i)	6.50%	04/30/20	219	237,067
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/21	699	742,687
Windstream Corp.	6.38%	08/01/23	22	22,138
Windstream Corp.	7.50%	06/01/22	2,565	2,805,469
				10,875,532

Utilities–0.29%
Calpine Corp.(i)	6.00%	01/15/22	478	518,630
Calpine Corp.(i)	7.50%	02/15/21	1	1,110
Calpine Corp.(i)	7.88%	01/15/23	1	563
NRG Energy Inc.(i)	6.25%	07/15/22	891	938,891
NRG Energy Inc.	6.63%	03/15/23	1,191	1,271,393
				2,730,587
Total Bonds & Notes				80,544,777

Structured Products–6.93%
Apidos Cinco CDO(i)(j)	4.48%	05/14/20	772	753,908
Apidos CLO IX(i)(j)	6.73%	07/15/23	2,154	2,159,348
Apidos CLO X(i)(j)	6.49%	10/30/22	2,846	2,850,047
Apidos CLO XI(i)(j)	5.48%	01/17/23	3,968	3,755,477
Apidos CLO XV(i)(j)	4.98%	10/20/25	1,500	1,371,639
Apidos Quattro CDO(i)(j)	3.83%	01/20/19	1,040	1,024,531
Ares XI CLO, Ltd.(i)(j)	3.23%	10/11/21	1,851	1,790,617
Atrium IV CDO Corp.(i)	9.18%	06/08/19	268	281,903
Atrium X CDO(i)(j)	4.73%	07/16/25	3,196	2,872,894
Babson CLO Ltd. 2007-I(i)(j)	3.48%	01/18/21	773	729,349
Babson CLO Ltd. 2013-II(i)(j)	4.73%	01/18/25	2,631	2,368,026
Carlyle Global Market Strategies 2012-3(i)(j)	5.73%	10/14/24	693	681,580
Dryden Senior Loan Fund 2013-30(i)(j)	5.24%	10/15/25	1,053	975,708
Flagship CLO VI(i)(j)	4.98%	06/10/21	2,565	2,531,885
Flagship CLO VI(i)(j)	4.98%	06/10/21	755	745,731
Halcyon Loan Investors CLO II, Ltd.(i)(j)	3.83%	04/24/21	1,009	952,889
ING IM CLO 2012-3, Ltd.(i)(j)	6.08%	10/15/22	1,026	1,010,945
ING IM CLO 2012-4, Ltd.(i)(j)	5.98%	10/15/23	3,875	3,847,208
ING IM CLO 2013-1(i)(j)	5.23%	04/15/24	2,200	2,039,167
ING IM CLO 2013-3(i)(j)	4.73%	01/18/26	1,767	1,577,092
ING Investment Management CLO III, Ltd.(i)(j)	3.73%	12/13/20	3,038	2,928,908
ING Investment Management CLO IV, Ltd.(i)(j)	4.48%	06/14/22	437	428,180
Keuka Park CLO 2013-1(i)(j)	4.73%	10/21/24	365	328,854
KKR Financial CLO 2012-1(i)(j)	5.73%	12/15/24	4,025	3,918,221
KKR Financial CLO 2013-1(i)(j)	4.98%	07/15/25	2,115	1,920,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Madison Park Funding X, Ltd.(i)(j)	5.48%	01/20/25	$1,103	$1,075,654
Madison Park Funding XIV, Ltd.(i)(j)	4.98%	07/20/26	650	588,958
Madison Park Funding XIV, Ltd.(i)(j)	5.63%	07/20/26	950	839,137
Marine Park CLO 2012-1(i)(j)	5.98%	05/18/23	1,298	1,276,980
Octagon Investment Partners XIV Ltd.(i)(j)	5.48%	01/15/24	1,043	980,905
Octagon Investment Partners XVIII Ltd.(i)(j)	5.48%	12/16/24	2,631	2,478,415
Pacifica CDO VI, Ltd.(i)(j)	3.98%	08/15/21	1,247	1,170,664
Regatta IV Funding Ltd. 2014-1(i)(j)	5.18%	07/25/26	930	843,003
Sierra CLO II Ltd.(i)(j)	3.73%	01/22/21	1,829	1,770,172
Silverado CLO 2006-II Ltd.(i)(j)	3.98%	10/16/20	2,210	2,115,445
Slater Mill Loan Fund, L.P.(i)(j)	5.73%	08/17/22	2,085	2,050,575
Symphony CLO IX, Ltd.(i)(j)	5.23%	04/16/22	4,258	4,147,169
Symphony CLO VIII, Ltd.(i)(j)	5.98%	01/09/23	2,317	2,305,248
Total Structured Products				65,486,550

			Shares
Common Stocks & Other Equity Interests–2.86%
Aerospace & Defense–0.02%
IAP Worldwide Services(i)(k)			192	152,953

Building & Development–1.39%
Axia Inc. (Acquired 05/30/08; Cost $2,673,763)(f)(i)(k)			595	2,902,916
Building Materials Holding Corp.(i)(k)			923,526	7,388,208
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,937,680)(i)(k)			780	0
Class B (Acquired 07/15/10; Cost $93,970)(i)(k)			9	0
Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			39	0
Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			54	0
Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			60	0
Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			67	0
Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			76	0
Newhall Holding Co., LLC, Class A(i)(k)			346,693	1,415,548
Tamarack Resort LLC (Acquired 03/07/14; Cost $0)(i)(k)			24,000	0
WCI Communities, Inc.(k)			69,585	1,388,225
				13,094,897

Business Equipment & Services–0.00%
Comdisco, Inc.(k)			7	37

Chemicals & Plastics–0.01%
Lyondell Chemical Co., Class A(l)			383	43,796

Conglomerates–0.07%
Euramax International, Inc.(i)(k)			4,207	631,065

Cosmetics & Toiletries–0.09%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974)(i)(k)			2,023,400	890,296
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 12/22/04; Cost $0)(i)(k)			247,917	0
				890,296

Drugs–0.00%
BPA Laboratories,
Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(i)(k)			5,562	0
Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(i)(k)			8,918	0
				0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Income Trust

	Shares	Value
Financial Intermediaries–0.00%
RJO Holdings Corp.(i)(k)	1,482	$14,816
RJO Holdings Corp., Class A(i)(k)	1,142	571
RJO Holdings Corp., Class B(i)(k)	1,667	833
		16,220

Home Furnishings–0.07%
Quality Home Brands Holdings LLC(i)(k)	4,863	680,820

Lodging & Casinos–0.53%
Twin River Management Group, Inc.(i)(l)	134,134	5,007,625

Publishing–0.65%
Affiliated Media, Inc.(i)(k)	46,746	1,484,173
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821)(f)(i)(k)	5,882	0
F&W Publications, Inc.(i)(k)	15,519	931,128
MC Communications, LLC (Acquired 07/02/09; Cost $0)(i)(k)	333,084	0
Merrill Communications LLC, Class A(i)(k)	399,283	2,395,698
Tribune Co., Class A(m)	16,474	1,256,966
Tribune Publishing Co.(k)	4,118	79,066
		6,147,031

Retailers (except Food & Drug)–0.03%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(i)(k)	27,462	316,362

Telecommunications–0.00%
CTM Media Holdings Inc.(l)	127	11,430
Total Common Stocks & Other Equity Interests		26,992,532

Preferred Stocks–0.02%
Building & Development–0.01%
Tamarack Resort LLC (Acquired 03/07/14; Cost $101,952)(i)(k)	432	101,952

Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(i)(k)	324	26,929

Utilities–0.01%
Genie Energy Ltd.(l)	7,632	58,538
Total Preferred Stocks		187,419

Money Market Funds–1.03%
Liquid Assets Portfolio–Institutional Class(n)	4,875,850	4,875,850
Premier Portfolio–Institutional Class(n)	4,875,850	4,875,850
Total Money Market Funds		9,751,700
TOTAL INVESTMENTS(o)–150.21% (Cost $1,416,987,641)		1,419,968,174
BORROWINGS–(30.36)%		(287,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(13.22)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(6.63)%		(62,618,641)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$945,349,533

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Income Trust

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	This variable rate interest will settle after August 31, 2014, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan	—%	5.00%
Tamarack Resort LLC, PIK Term Loan A	8.00	8.00
Tamarack Resort LLC, PIK Term Loan B	—	6.50
Texas Competitive Electric Holdings Co. LLC, PIK Term Loan	4.65	4.65
Texas Competitive Electric Holdings Co. LLC, PIK Term Loan	4.65	4.65

(f)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of August 31, 2014 was $4,700,269, which represented less than 1% of the Trust’s Net Assets. See Note 4.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The value of this security at August 31, 2014 represented less than 1% of the Trust’s Net Assets.
(h)	The borrower has filed for protection in federal bankruptcy court.
(i)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $126,407,301, which represented 13.37% of the Trust’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(k)	Non-income producing security acquired through the restructuring of senior loans.
(l)	Security acquired through the restructuring of senior loans.
(m)	Security acquired as part of a bankruptcy restructuring.
(n)	The money market fund and the Trust are affiliated by having the same investment adviser.
(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

Portfolio Composition†*

By credit quality, based on total investments

as of August 31, 2014

A+	0.0%
BBB+	0.1
BBB	0.2
BBB-	0.2
BB+	4.3
BB	10.8
BB-	12.9
B+	20.4
B	27.4
B-	8.3
CCC+	6.7
CCC	0.8
CCC-	0.3
CC	0.2
Non-Rated	5.5
Equity	1.9

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
*	Excluding money market fund holdings.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Income Trust

Statement of Assets and Liabilities

August 31, 2014

(Unaudited)

Assets:
Investments, at value (Cost $1,400,742,711)	$1,405,516,205
Investments in affiliates, at value (Cost $16,244,930)	14,451,969
Total investments, at value (Cost $1,416,987,641)	1,419,968,174
Cash	9,241,436
Receivable for:
Investments sold	43,336,909
Interest and fees	8,738,993
Investments matured (Cost $16,137,660)	863,479
Deferred offering costs	967,752
Other assets	747,924
Total assets	1,483,864,667

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	287,000,000
Investments purchased	124,828,711
Income distributions	198,178
Accrued fees to affiliates	1,255
Accrued interest expense	151,896
Accrued trustees’ and officers’ fees and benefits	9,619
Accrued other operating expenses	626,566
Upfront commitment fees	698,909
Total liabilities	538,515,134
Net assets applicable to common shares	$945,349,533

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,572,247,229
Undistributed net investment income	(8,509,842)
Undistributed net realized gain (loss)	(606,094,206)
Net unrealized appreciation (depreciation)	(12,293,648)
$945,349,533

Shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	180,036,160
Net asset value per common share	$5.25
Market value per common share	$4.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Income Trust

Statement of Operations

For the six months ended August 31, 2014

(Unaudited)

Investment income:
Interest	$37,634,699
Dividends	107,067
Interest and dividends from affiliates	180,210
Other income	1,744,099
Total investment income	39,666,075

Expenses:
Advisory fees	5,670,934
Administrative services fees	1,334,338
Custodian fees	300,083
Interest, facilities and maintenance fees	2,449,709
Transfer agent fees	15,613
Trustees’ and officers’ fees and benefits	42,978
Other	399,792
Total expenses	10,213,447
Less: Fees waived	(4,829)
Net expenses	10,208,618
Net investment income	29,457,457

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(22,659,245)
Foreign currencies	73
(22,659,172)
Change in net unrealized appreciation of investment securities	22,207,170
Net realized and unrealized gain (loss)	(452,002)
Net increase in net assets resulting from operations applicable to common shares	$29,005,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Income Trust

Statement of Changes in Net Assets

For the six months ended August 31, 2014 and the year ended February 28, 2014

(Unaudited)

	August 31, 2014	February 28, 2014
Operations:
Net investment income	$29,457,457	$56,220,156
Net realized gain (loss)	(22,659,172)	3,741,005
Change in net unrealized appreciation	22,207,170	19,909,633
Net increase in net assets resulting from operations applicable to common shares	29,005,455	79,870,794
Distributions to common shareholders from net investment income	(29,165,858)	(64,984,207)
Increase from transactions in common shares of beneficial interest	—	188,369
Net increase (decrease) in net assets applicable to common shares	(160,403)	15,074,956

Net assets applicable to common shares:
Beginning of period	945,509,936	930,434,980
End of period (includes undistributed net investment income of $(8,509,842) and $(8,801,441), respectively)	$945,349,533	$945,509,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Income Trust

Statement of Cash Flows

For the six months ended August 31, 2014

(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$29,005,455

Adjustments to reconcile net increase in net assets applicable to common shares to net cash provided by operating activities:
Purchases of investments	(621,530,037)
Proceeds from sales of investments	603,131,344
Net change in upfront commitment fees	(807,358)
Amortization of loan fees	128,366
Accretion of discount on investment securities	(4,275,101)
Increase in interest receivables and other assets	(498,700)
Increase in accrued expenses and other payables	162,648
Net realized loss from investment securities and foreign currencies	22,659,172
Net change in unrealized appreciation on investment securities	(22,207,170)
Net cash provided by operating activities	5,768,619

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(29,157,358)
Net proceeds from and repayment of borrowings	10,000,000
Net cash provided by (used in) financing activities	(19,157,358)
Net increase (decrease) in cash and cash equivalents	(13,388,739)
Cash and cash equivalents at beginning of period	32,381,875
Cash and cash equivalents at end of period	$18,993,136

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,312,196

Notes to Financial Statements

August 31, 2014

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

25                         Invesco Senior Income Trust

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

26                         Invesco Senior Income Trust

E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining the credit agreement.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time, or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

27                         Invesco Senior Income Trust

M.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Trust may invest all or substantially all of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2014, the Adviser waived advisory fees of $4,829.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the six months ended August 31, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

28                         Invesco Senior Income Trust

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,154,482,431	$82,522,765	$1,237,005,196
Bonds & Notes	—	80,544,777	—	80,544,777
Structured Products	—	65,486,550	—	65,486,550
Equity Securities	11,131,527	12,545,292	13,254,832	36,931,651
Total Investments	$11,131,527	$1,313,059,050	$95,777,597	$1,419,968,174

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2014:

	Beginning Balance, as of February 28, 2014	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2014
Variable Rate Senior Loan Interests	$57,047,983	$44,040,486	$(23,896,016)	$66,082	$(6,455,649)	$6,763,070	$16,989,233	$(12,032,424)	$82,522,765
Bonds & Notes	821,026	—	—	(46)	—	46	—	(821,026)	—
Equity Securities	13,813,485	101,952	—	—	(6,292,167)	9,915,291	—	(4,283,729)	13,254,832
Total	$71,682,494	$44,142,438	$(23,896,016)	$66,036	$(12,747,816)	$16,678,407	$16,989,233	$(17,137,179)	$95,777,597

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended August 31, 2014.

	Value 02/28/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 08/31/14	Interest Income
Axia Inc., Common Shares	$2,554,566	$19,507	$—	$328,843	$—	$2,902,916	$—
Axia Inc., PIK Second Lien Term Loan A	614,057	—	(633,564)	1,085,996	(1,066,489)	—	24,505
Axia Inc., Second Lien Term Loan B	958,906	—	(958,906)	1,798,765	(1,798,765)	—	17,180
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., Term Loan	1,763,139	—	(370,919)	405,124	9	1,797,353	137,365
Endurance Business Media, Inc., Class A Common Shares	0	—	(0)	6,292,167	(6,292,167)	—	—
Endurance Business Media, Inc., First Lien Term Loan	879,320	—	(764,386)	3,563,141	(3,678,075)	—	—
Total	$6,769,988	$19,507	$(2,727,775)	$13,474,036	$(12,835,487)	$4,700,269	$179,050

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Effective August 29, 2014, Trustees will have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” will include amounts accrued by the Trust to fund such deferred compensation amounts.

During the six months ended August 31, 2014, the Trust did not pay any legal fees for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP. Effective August 29, 2014, Skadden, Arps, Slate, Meagher & Flom LLP is no longer counsel to the Trust.

29                         Invesco Senior Income Trust

NOTE 6—Cash Balances and Borrowings

The Trust has entered into a $350 million revolving credit and security agreement which will expire on August 25, 2015. The revolving credit and security agreement is secured by the assets of the Trust.

During the six months ended August 31, 2014, the average daily balance of borrowings under the revolving credit and security agreement was $251,728,261 with a weighted interest rate of 0.15%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of August 31, 2014. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount	Value
David’s Bridal, Inc.	Asset-Based Revolver Loan	$1,994,854	$1,855,214
Delta Air Lines, Inc.	Revolver Loan	7,315,565	7,150,965
Delta Air Lines, Inc.	Revolver Loan	1,075,819	1,048,923
Equinox Holdings Inc.	Revolver Loan	779,183	722,693
Getty Images, Inc.	Revolver Loan	2,017,361	1,775,278
H.J. Heinz Co.	Revolver Loan	7,110,239	7,050,940
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	16,242	4,913
Surgical Care Affiliates, LLC	Revolver Loan B	3,000,000	2,979,150
Ziggo B.V.	Term Loan B-2	281,470	276,560
		$23,590,733	$22,864,636

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Trust’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust had a capital loss carryforward as of February 28, 2014 which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$11,934,630	$—	$11,934,630
February 29, 2016	17,612,397	—	17,612,397
February 28, 2017	121,546,728	—	121,546,728
February 28, 2018	316,566,788	—	316,566,788
February 28, 2019	81,508,885	—	81,508,885
Not subject to expiration	—	32,356,939	32,356,939
	$549,169,428	$32,356,939	$581,526,367

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

30                         Invesco Senior Income Trust

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended August 31, 2014 was $614,268,188 and $586,613,787, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$28,378,668
Aggregate unrealized (depreciation) of investment securities	(34,817,409)
Net unrealized appreciation (depreciation) of investment securities	$(6,438,741)

Cost of investments for tax purposes is $1,426,406,915.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six months ended August 31, 2014	Year ended February 28, 2014
Beginning shares	180,036,160	179,999,900
Shares issued through dividend reinvestment	—	36,260
Ending shares	180,036,160	180,036,160

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Variable Rate Term Preferred Shares

On October 26, 2012, the Trust issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2015/11-VVR C-1 (the “C-1 Series”), (ii) 2015/11-VVR C-2 (the “C-2 Series”), (iii) 2015/11-VVR C-3 (the “C-3 Series”), (iv) 2015/11-VVR C-4 (the “C-4 Series”) and (v) 2015/11-VVR L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on October 26, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the six months ended August 31, 2014 were $125,000,000 and 1.41%, respectively.

The Trust is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

31                         Invesco Senior Income Trust

NOTE 12—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the six months ended August 31, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$2,879,059	$2,533,572
Goldman Sachs Lending Partners LLC	9,105,094	8,906,155
Total	$11,984,153	$11,439,727

NOTE 13—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to August 31, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
September 2, 2014	$0.026	September 15, 2014	September 30, 2014
October 1, 2014	$0.026	October 16, 2014	October 31, 2014

32                         Invesco Senior Income Trust

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Six months ended August 31, 2014		Years ended February 28,		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
			2014	2013					2010		2009
Net asset value per common share, beginning of period	$5.25		$5.17	$4.89	$5.03		$4.65		$3.98		$6.47
Net investment income(a)	0.16		0.31	0.34	0.31		0.17		0.29		0.41
Net gains (losses) on securities (both realized and unrealized)	0.00		0.13	0.28	(0.14)		0.39		0.72		(2.46)
Dividends paid to preferred shareholders from net investment income	N/A		N/A	(0.01)	(0.02)		(0.01)		(0.03)		(0.05)
Total from investment operations	0.16		0.44	0.61	0.15		0.55		0.98		(2.10)
Dividends from net investment income	(0.16)		(0.36)	(0.33)	(0.29)		(0.17)		(0.29)		(0.39)
Return of capital	—		—	—	—		—		(0.02)		—
Total dividends and distributions paid to common shareholders	(0.16)		(0.36)	(0.33)	(0.29)		(0.17)		(0.31)		(0.39)
Net asset value per common share, end of period	$5.25		$5.25	$5.17	$4.89		$5.03		$4.65		$3.98
Market value per common share, end of period	$4.82		$5.03	$5.57	$4.69		$5.01		$4.65		$3.59
Total return at net asset value(b)	3.31%		8.69%	12.93%	3.48%		12.14%
Total return at market value(c)	(1.00)%		(3.34)%	26.86%	(0.35)%		11.70%		38.95%		(26.06)%
Net assets applicable to common shares, end of period (000’s omitted)	$945,350		$945,510	$930,435	$879,696		$904,599		$836,919		$717,102
Portfolio turnover rate(d)	43%		99%	103%	94%		50%		57%		37%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.14	%(e)	2.18%	2.06%	2.00	%(f)	2.14	%(f)(g)	2.28	%(f)(h)	3.69	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.63	%(e)	1.63%	1.65%	1.69	%(f)	1.72	%(f)(g)	1.89	%(f)(h)	2.96	%(f)
Without fee waivers and/or expense reimbursements	2.14	%(e)	2.18%	2.06%
Ratio of net investment income before preferred share dividends	6.18	%(e)	5.98%	6.86%	6.35%		6.16	%(g)	6.38	%(h)	10.73%
Preferred share dividends	N/A		N/A	0.29%	0.39%		0.41	%(g)	0.61%		1.37%
Ratio of net investment income after preferred share dividends	6.18	%(e)	5.98%	6.57%	5.96%		5.75	%(g)	5.77	%(h)	9.36%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000	$125,000	$200,000		$200,000		$200,000		$350,000
Total borrowings (000’s omitted)	$287,000		$277,000	$207,000	$156,000		$214,000		$230,000		$38,000
Asset coverage per $1,000 unit of senior indebtedness(i)	$4,729		$4,865	$6,099	$7,921		$6,162		$5,509		$29,083
Asset coverage per preferred share(j)	$856,280		$856,408	$844,348	$134,962		$138,075		$129,620		$76,225
Liquidating preference per preferred share	$100,000		$100,000	$100,000	$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $946,058.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

N/A	= Not Applicable

33                         Invesco Senior Income Trust

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (“Complaint”) was filed by common shareholders on behalf of the trusts now known as Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”) in Rotz v. Van Kampen Asset Management. The Plaintiffs alleged that, prior to the tenure of the current adviser, Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was allegedly higher than market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs sought judgment that: 1) ordered Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awarded monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) granted appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awarded to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters underlying the Complaint with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that the Independent Trustees had adopted the SLC recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss the case with prejudice on October 4, 2011, which was granted on October 22, 2014.

Also, the Trust is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Trust in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Plaintiff appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

34                         Invesco Senior Income Trust

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (the “Fund”) is required under the Investment Company Act of 1940 to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (“Invesco Advisers”) and the Master Intergroup Sub-Advisory Contract (the “sub-advisory contracts”) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”). The Board considers the Fund’s relationship with Invesco Advisers and the Affiliated Sub-Advisers throughout the year and, during meetings held on March 5-6, 2014 and May 5-6, 2014, the Board considered matters related to the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts. During a contract renewal meeting held on May 6, 2014, all Trustees present and voting, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board, acting directly and through its committees, meets throughout the year to review the performance of the Fund. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by

Invesco Advisers and an independent company, Lipper, Inc. (“Lipper”). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.

In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Fund reflect the results of years of review and negotiation between the Trustees and Invesco Advisers, as well as with Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.

The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 6, 2014, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board also meets throughout the year with the Fund’s portfolio management team, which provides the Board with insight into their management of the Fund and the Fund’s performance. The Board’s review of the qualifications of Invesco Advisers and the portfolio management team to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers (and previously Van Kampen

Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Fund such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services capable of being provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who would provide such services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers, from time to time as necessary and appropriate, in managing the Fund. The Board concluded that the nature, extent and quality of the services capable of being provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, two, three, five and ten calendar years to the performance of funds in the Fund’s Lipper performance universe and against the applicable Lipper index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, two, three and five year periods and the fifth quintile for the ten year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the applicable Lipper index for the one, three and five year periods and below the performance of the applicable Lipper index for the two and ten year periods. In light of these considerations, the Board concluded the Fund’s performance was consistent with its investment objective and policies under applicable market conditions.

35 Invesco Senior Income Trust

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.

The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.

The Board also compared the strategy of the Fund to that of other client accounts of Invesco Advisers and the Affiliated Sub-Advisers and considered, as applicable, the fees charged to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services than to registered fund clients, such as the Fund. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to registered fund clients, including the Fund, relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage registered fund clients and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services capable of being provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that, to the extent the Fund were to utilize the Affiliated Sub-Advisers, Invesco Advisers would provide services related to oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund, like most closed-end funds, does not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the registered fund clients and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the other funds overseen by the Board. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the other funds overseen by the Board. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Fund. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Fund. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36 Invesco Senior Income Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Senior Income Trust (the “Fund”) was held on August 29, 2014. The Meeting was held for the following purposes:

(1)	Elect four Class I Trustees, three by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, and one by the holders of Preferred Shares, voting separately, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2016 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(1)	Albert R. Dowden	155,283,524	2,393,068	3,621,455
	Dr. Prema Mathai-Davis	154,555,212	2,992,121	3,750,714
	Raymond Stickel, Jr.	155,284,559	2,378,867	3,634,621
	Hugo F. Sonnenschein(P)	1,250	0	0

(2)	Elect five Class II Trustees, four by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, and one by the holders of Preferred Shares, voting separately, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2017 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(2)	David C. Arch	155,429,288	2,252,806	3,615,953
	Dr. Larry Soll	154,760,217	2,871,848	3,665,982
	Philip A. Taylor	155,487,409	2,198,565	3,612,073
	Suzanne H. Woolsey	154,915,437	2,856,385	3,526,225
	Frank S. Bayley(P)	1,250	0	0

(3)	Elect five Class III Trustees by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2015 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(3)	James T. Bunch	155,338,378	2,336,667	3,623,002
	Bruce L. Crockett	155,360,890	2,296,877	3,640,280
	Rodney F. Dammeyer	155,287,286	2,396,380	3,614,381
	Jack M. Fields	155,426,352	2,267,760	3,603,935
	Martin L. Flanagan	155,474,724	2,195,686	3,627,637

(P)	Election of Trustee by preferred shareholders only.

37                         Invesco Senior Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 30170, College Station,

TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-08743	VK-CE-SINC-SAR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 20, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 20, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 7, 2014

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.